SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of The Securities Exchange Act

                                 March 17, 2000
                                 Date of Report
                           (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                   (Formally known as Amex System Corporation)
                   -------------------------------------------
                         (Name of Small Business Issuer)


    NEVADA                   0-28413                 88 - 0109108
 --------------            ------------          -----------------------
  (State of                (Commission                  (I.R.S.
   Employer                File Number)          Identification Number.)
 Incorporation)


                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516
           -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                                 (402) 434 5690
                        (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     The Registrant has received a new stock symbol this date from the NASD. The new symbol is MNHG.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Millenium Holding Group, Inc.

March 27, 2000                        By: /s/ Richard L. Ham
                                          ------------------------------------
                                          Richard L. Ham, Director and President

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